PATCOMM CORPORATION

                           INCENTIVE STOCK OPTION PLAN


     1. Purpose of the Plan. The Patcomm Corporation Incentive Stock Option Plan (the "Plan") is intended to provide additional incentive to key employees of Patcomm Corporation (the "Company") and encourage their stock ownership.


     2. Eligible Employees. All officers and employees of the Company shall be eligible to participate in the Plan.

     3. Reservation of Option Stock. The Board of Directors of the Company (the "Board") shall reserve three hundred thousand (300,000) of the authorized but unissued shares of the Company's no par value common stock (the "Common Stock") for issuance upon the exercise of the options (the "Option Stock"). Such number of shares shall be the aggregate number of shares which may be issued under Options granted pursuant to this Plan.

     4. Administration and Operation of the Plan. The Plan shall be administered by the Compensation Committee of the Board or any committee of the Board performing similar functions, as appointed from time to time by the Board (the "Committee"). The Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The Plan is intended to qualify and operate pursuant to the provisions of Rule 16b-3 as in effect at this time or in compliance with any amendments adopted to that Rule in the future or in compliance with any successor rule adopted by the Commission.

     The Committee shall administer the Plan, and shall have discretionary authority to (a) determine the persons to whom Options shall be granted, (b) determine the quantity of shares to be included in each Option, (c) interpret the Plan, and (d) promulgate such rules and regulations under the Plan as they may deem necessary and proper. Decisions made by the Committee within their discretionary authority shall be final and conclusive as to all parties and shall not be subject to review.

     5. Options. Upon the terms and conditions hereinafter set forth, the Committee may grant on behalf of the Company options (the "Options" or, individually, an "Option") to purchase shares of Common Stock to eligible employees (the "Optionees" or, individually, the "Optionee"). The Options shall be substantially in form and substance as set forth in Exhibit A.

     6. Exercise Price. The exercise price of each Option shall be not less than the fair market value of the Common Stock on the date of grant; provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant, the exercise price of each Option shall be not less than one hundred ten percent (110%) of the fair market value of the Common Stock on the date of grant. Fair market value for purposes of this
Section 6 shall be defined as the closing bid price on the date of grant, or if there was no trading on the date of grant, then the closing bid price on the last trading date prior to the date of grant, or, if none, then the price of the last sale of stock, or as determined by the Committee.

     7. Terms of Options. The term of an Option shall be for a period of no more than ten (10) years from the date of grant of such Option, provided, however, that if the amount of stock owned by the Optionee is more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company as of the date of grant the term of an Option shall be for a period of no more than five (5) years from the date of grant of such Option.

     8. Exercise of Options. Subject to Section 14 hereof, an Option shall be exercisable in whole or in part by written notice delivered to and received by the Secretary of the Company at its principal office, any time during the term of the Option. In no case, however, may an Option under this Plan be exercised if there remains on the date of exercise an incentive stock option which was granted before the granting of such Option to such Optionee to purchase stock in the Company or in a corporation which (at the time of the granting of such option) is a parent or subsidiary corporation of the Company, or in a predecessor corporation of any such corporations.

     The notice shall state the number of shares with respect to which the Option is being exercised, shall contain a representation and agreement by the Optionee substantially in the form and substance as set forth in the investment letter attached hereto as Exhibit B, and shall be signed by the Optionee. The option price shall be paid in cash, cash equivalents or secured notes acceptable to the Committee, by arrangement with a broker which is acceptable to the Committee where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds form the sale of the option shares to the Company by the surrender of shares of common stock owned by the Optionee exercising the Option and having a fair market value on the date of exercise equal to the option price, or by the surrender of options to purchase common stock having a fair market value on the date of exercise equal to the option price or in any combination of the foregoing.

     In the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization or liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option, notwithstanding the preceding provisions of this
Section 8, during the period commencing as of the date of such agreement and ending when the disposition of assets or stock contemplated by the agreement is consummated or the agreement is terminated. The Company shall seek to notify Optionees in writing of any event which may constitute such sale, reorganization, liquidation or otherwise.

     The Option shall not be exercised at any time when its exercise, or the delivery of shares referred to in the notice, would, in the opinion of the Company, constitute the violation of any law, governmental regulation or ruling. During the Optionee's lifetime, the Option shall be exercisable only by the Optionee or, in the event of the Optionee's incapacity, by his guardian or other legal representative.

     9. Securities to be Unregistered. The Company shall be under no obligation to register or assist the Optionee in registering either the Options or the Option Stock under the federal securities law or any state securities law and both the Options and all Option Stock shall be "restricted securities" as defined in Rule 144 of the General Rules and Regulations of the Securities Act of 1933 (the "Act"), and may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company. Accordingly, all certificates evidencing shares covered by the Option, and any securities issued and replaced or exchanged therefor, shall bear a restrictive legend to this effect.

     10. Assignment or Transfer. No Option may be assigned or transferred other than by will or under the laws of descent and distribution, and no Option shall be pledged or otherwise encumbered or subject to execution, attachment or similar legal process. In the event of the death of an Optionee, his Option may be exercised during its term by the person designated in the will of the Optionee, or, if no testamentary disposition was made, by the legal representative of the Optionee, within one (1) year following his death; provided, however, such Option shall only be exercisable if it was exercisable according to the terms hereof on the date of the Optionee's death. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option,


                                       2             Incentive Stock Option Plan
contrary to the provisions of this Agreement, or the levy of any execution, attachment or similar process upon the Option, shall void the Option. Notwithstanding the above, any "derivative security," as such term is defined under Rule 16b-3, issued under the Plan shall be transferable by the Optionee only to the extent such transfer is not or would not be prohibited by Rule 16b-3. In addition, the shares of Common Stock acquired upon exercise of Options granted pursuant to this Plan shall not be transferable by the Optionee until six months after the date of grant, unless the Committee consents to such transfer.

     11. Optionee as Shareholder. An Optionee shall have no rights as a shareholder of the Company with respect to the shares of Option Stock covered by an Option until the date of the issuance of stock certificate(s) to him. No adjustment will be made for dividends or other rights with respect to which the record date is prior to the date of such stock certificate or certificates.

     12. Adjustment for Changes in Capital Structure. In the event of a change in the capital structure of the Company as a result of any stock dividend, stock split, combination or reclassification of shares, recapitalization, merger, consolidation or reorganization, the number of shares covered by the Options granted pursuant to this Plan shall be appropriately adjusted by the Committee, whose determination shall be final.

     13. Employment of Optionee. Except as otherwise provided in this Agreement, the Optionee may not exercise any Option unless the Optionee has been continuously employed with the Company, a parent or subsidiary, from the date of grant to and including the later of the date of exercise or three months following the termination of the employee's employment.

     The existence of this Plan shall not impose or be construed as imposing upon the Company, or any parent or subsidiary of the Company, any obligation to employ the Optionee for any period of time, and shall not supersede or in any way increase the obligations of the Company, or any parent or subsidiary of the Company, under any employment contract now or hereafter existing with any Optionee.

     14. Termination. The Plan may be terminated at any time by action of the Committee, but in all events this Plan shall terminate ten (10) years from the date of its approval by the shareholders of the Company, or from its adoption by the Board, whichever is earlier, and no Options shall be granted under the Plan after such termination, although Options granted prior to such termination may continue to be exercised after such date in accordance with the terms hereof. The Plan shall also terminate upon (a) the merger or consolidation of the Company with one or more other corporations in which the Company is not the surviving corporation, (b) the dissolution or liquidation of the Company, (c) the appointment of a receiver for all, or substantially all, of the assets or business of the Company, (d) the appointment of a trustee for the Company after a petition has been filed for the Company's liquidation under applicable statutes, (e) the filing of a petition in bankruptcy on behalf of the Company under applicable statutes, or (f) the sale, lease or exchange of all, or substantially all, of the assets or business of the Company. The Company shall notify an Optionee in writing thirty (30) days prior to the happening of any of the events described in clauses (a) through (f) of the preceding sentence.

     15. Limitation. The aggregate fair market value (determined on the date the Option is granted) of stock subject to an Option granted to an Optionee in any calendar year shall not exceed $100,000.

     16.  Amendment.  No material  change or  modification of this Plan shall be
valid  unless  in  writing  and  approved  by  the   Committee,   the  Company's
shareholders and each Optionee affected by such change.

                                       3             Incentive Stock Option Plan

     17. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Colorado.

     IN WITNESS WHEREOF, the Board of Directors has adopted this Plan this ____ day of ______________, 1997.


                                           PATCOMM CORPORATION
                                           (The "Company")



                                           By:
                                              ----------------------------------
                                                Frank Delfine, President

ATTEST:



------------------------------------
Alex Adelson, Secretary


The Shareholders approved this Plan on ____________, 1997.



                                       4             Incentive Stock Option Plan

                                    EXHIBIT A

                               PATCOMM CORPORATION


                                  STOCK OPTION



     Patcomm Corporation, a Colorado corporation (the "Company"), hereby grants to ___________________ the right and option to purchase ____________ (______)
shares of the Common Stock, no par value, of the Company at the exercise price of $________ per share. This option is granted as of the date set forth below and shall expire _______ years from such date. This Option is subject to all the terms and conditions of the Patcomm Corporation Incentive Stock Option Plan, which are incorporated herein by this reference, and may not be assigned or transferred except as provided therein. Further, the recipient of this Option hereby acknowledges that if the shares of Common Stock acquired upon exercise of this Option are not held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for the recipient pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended.

     Common Stock acquired pursuant to this Option may be subject to special tax treatment under Internal Revenue Code Section 422 if held for at least two years from the date set forth below and for at least one year from the date of exercise of this Option.

     Dated:______________________, 19____.



                                             PATCOMM CORPORATION
                                             (The "Company")


                                             By:
                                                 -------------------------------
                                                   Frank Delfine, President

ATTEST:



------------------------------------
Alex Adelson, Secretary


The option represented by this certificate and the shares of common stock underlying this option have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. Neither the option nor the shares underlying the option may be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.


                                        5            Incentive Stock Option Plan

                                    EXHIBIT B

Patcomm Corporation

Gentlemen:

     I hereby elect to exercise Options to purchase __________ shares of Patcomm Corporation (the "Company") Common Stock, no par value (the "Securities"), pursuant to the Company's Incentive Stock Option Plan, dated _________________, 1996, and as subsequently amended.

     I acknowledge to the Company that (1) the Securities to be issued to me are being acquired for investment and not with a view to the distribution thereof,
(2) I will not offer, sell, transfer or otherwise dispose of the Securities except in a transaction which does not violate the Securities Act of 1933, as amended (the "Act"), and (3) the Securities are "restricted securities" as that term is defined in Rule 144 of the General Rules and Regulations under the Act.

     I acknowledge and understand that the Securities are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. I also understand that the Company is the only person which may register its securities under the Act.
Furthermore, the Company has not made any representations, warranties or covenants to me regarding the registration of the Securities or compliance with Regulation A or some other exemption under the Act.

     I further acknowledge that I am fully aware of the applicable limitations on the resale of the Securities. Rule 144 permits sales of "restricted securities" upon compliance with certain requirements. If Rule 144 is available for the resale of the securities, I may resell the Securities only in accordance with its limitations.

     I further acknowledge that I understand that the Company is subject to the so called "short swing" profit provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and that if this exercise is found to be in violation of those provisions, I will be obligated to make payment to the Company of any profits which I derive as a result of the matching of sales and purchases within the statutory period. I also understand that if the shares of Common Stock to be acquired upon exercise of this Option have not been held for at least six months from the date of grant, the grant of the Option will be deemed a purchase that may be matched against any sales of Company securities occurring within six months of the grant and may create liability for me pursuant to Section 16(b) of the 1934 Act.

     I acknowledge that I am liable for all withholding taxes if the shares issued pursuant to this Option are disposed of within one year of issuance or two years of the date of grant of the Option.

     Any and all certificates representing the Securities, and any securities issued in replacement or exchange therefor, shall bear substantially the following legend, which I have read and understood.

     The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                                       6             Incentive Stock Option Plan

     I further agree that the Company shall have the right to issue stop transfer instructions to its transfer agent to bar the transfer or for failure to pay necessary withholding taxes in the case of disposition of the shares within one year of issuance of the shares or two years of the date of grant of the Option of any of my certificates except in accordance with the Act. I acknowledge that the Company has informed me of its intention to issue such instructions.

     Dated: ______________________, 19_____.

                                         Very truly yours,



                                         --------------------------------------
                                         Optionee

                                         --------------------------------------
                                         (Please print or type name)




                                       7             Incentive Stock Option Plan